The Company 10Q	6 Months Ended
Jun. 30, 2011
Accounting Policies
Basis of Presentation and Significant Accounting Policies [Text Block]

NOTE 1.  The Company

General – WaferGen Bio-systems, Inc. and subsidiaries (the “Company”) are engaged in the development, manufacture and sales of systems for gene expression, genotyping and stem cell research for the life sciences, pharmaceutical drug discovery and biomarker discovery and diagnostic products industries. The Company’s products are aimed at professionals who perform genetic analysis and cell biology, primarily at pharmaceutical and biotech companies, academic and private research centers, and diagnostics companies involved in biomarker research. Through the SmartChip products, the Company plans to provide new performance standards with significant savings of time and cost for professionals in the field of gene expression research facilitating biomarker discovery, toxicology, and clinical research.

Wafergen, Inc. was incorporated in the State of Delaware on October 22, 2002, and was acquired by WaferGen Bio-systems, Inc. in a reverse merger on May 31, 2007.

On January 24, 2008, the Company formed a new subsidiary in Kulim Hi-Tech Park, Kedah, Malaysia. The subsidiary, WaferGen Biosystems (M) Sdn. Bhd. (“WGBM”), will launch various initiatives to support a number of the Company’s ongoing development and commercialization goals. The Company owns 100% of the common stock and 8.2% (which includes all shares that have been assumed by the Company pursuant to exercises of exchange rights for which the Company has received notice from investors) of the preference shares of this entity. The Company expects that all of the subsidiary’s preference shares will be redeemed or converted into shares of the Company, however if all preference shares were converted into common stock of WGBM, the Company would own 72.8% of WGBM’s common stock. See Note 5 below.

On May 27, 2011, the Company completed a private placement offering (the “May 2011 Offering”) with certain accredited investors, pursuant to which the Company sold an aggregate of approximately 2,937,500 shares of Series A-1 convertible preferred stock at a stated value of $5.20 per share, with each share being convertible into ten shares of common stock, convertible promissory notes in the aggregate principal amount of $15,275,000, convertible into an aggregate of approximately 2,679,824 shares of Series A-2 convertible preferred stock at a price of $5.70 per share, with each share being convertible into ten shares of common stock, and warrants to purchase 56,173,248 shares of the Company’s common stock at an exercise price of $0.62 per whole share. The Company received aggregate gross proceeds of $30,550,000, which after deducting issuance costs of $2,524,963 left net proceeds of $28,025,037.

Subject to certain ownership limitations, the warrants issued in the May 2011 Offering were exercisable immediately and will expire five years from the date of issuance. They include a provision for excess shares in the event of a change in ownership and contain standard anti-dilution clauses in the event of recapitalization, stock splits or combinations, merger or reorganization, dividends or distributions and similar equity adjustments, but do not contain anti-dilution provisions that would prevent them from being considered indexed to the Company’s stock, so they are accounted for within Stockholders’ Equity.

The Company retained a selling agent in connection with this registered direct offering, and pursuant to the terms of a selling agency agreement, the Company paid the selling agents an aggregate fee totaling approximately $2,120,125.